Aspen Bio Pharma







Corporate Presentation

NASDAQ: APPY

Rodman & Renshaw Conference
September 10, 2012

Important Cautions Regarding Forward-Looking Statements

Certain statements made in this presentation are "forward-looking statements" of AspenBio Pharma, Inc. ("AspenBio") as defined by the Securities and Exchange Commission ("SEC"). All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that AspenBio believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made based on experience, expected future developments and other factors AspenBio believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of AspenBio. Investors are cautioned that any such statements are not guarantees of future performance. Actual results or developments may differ materially from those projected in the forward-looking statements as a result of many factors, including our ability to successfully complete required product development and modifications in a timely and cost effective manner, complete clinical trial activities for *AppyScore* required for FDA submission, obtain FDA clearance or approval, complete and obtain CE Mark, cost effectively manufacture and generate revenues from *AppyScore*, execute agreements required to successfully advance the company's objectives, retain the management team to advance the products, overcome adverse changes in market conditions and the regulatory environment, obtain and enforce intellectual property rights, and realize value of intangible assets. Furthermore, AspenBio does not intend (and is not obligated) to update publicly any forward-looking statements. The contents of this press release should be considered in conjunction with the risk factors contained in AspenBio's recent filings with the SEC, including its Final Prospectus filed on June 20, 2012.

Investment Highlights

1st Blood Test
Designed for Managing Suspected Appendicitis

Proprietary platform technology
Strong Performance in 503 patient 2011 study
Support from KOLs

Addresses Significant Need

Barriers to competition

Scalable Sales Strategy and Business Model

Experienced leadership team in place

High Margin "razor-blade" Test Business

Attractive marketing model





Assessing Abdominal Pain - A Clinical Challenge…

- Approximately **10 million emergency visits** for abdominal pain in U.S. annually[1]
- Appendicitis is a leading reason for emergency surgery[2]
- CT use has increased dramatically since the 1990s[3]
- Approximately **3 million CT scans** for abdominal pain annually[1]
- Growing concern that **CT is over utilized**[4]



EMERGENCY
ADULT & CHILDREN







> ***"Evaluating children for appendicitis is difficult, and strategies have been sought to improve the precision of the diagnosis."***
> *– David S. Huckins, M.D.*

[1] Extracted From CDC data NHAMCS 2009 by AspenBio
[2] Bundy D. et al. JAMA. 2007; 298(4): 438-451
[3] Larson et al. Radiology. 2011; 259(3): 793-801
[4] FDA White Paper 2010, "Initiative to Reduce Unnecessary Radiation Exposure from Medical Imaging."

…Which has Led to Dramatic Increases in Diagnostic Imaging

The CT Era: Usage has increased ~500% since 1995[1]

Why the increase?

- Highly accurate if appendix is visualized
- Decreases negative appendectomy rates
- Ability to diagnose other conditions

Why the concern?

- Over-utilization
- Radiation exposure/cancer risk
- Increased cost
- Delay in time to surgery

In two recent clinical studies, the percentage of patients suspected of appendicitis who received CT scans were nearly identical in both the lower-to-moderate and high-risk groups, indicating over-utilization*



% of Patients Receiving CT Scan
41%
74/181
36%
116/324
45%
57/128
39%
69/179
Lower/Mod Risk
High Risk
Clinical Study 2010
Pilot Study 2011

*Risk groups in the 2010 study assessed by modified Alv. scoring system (9 of the 10 Alv. items). Risk groups in the 2011 study assessed by modified scoring system (3 of the 10 Alv. items). 2010 Study included all patients while the 2011 Study was limited to ages 2-20. Sponsored and conducted at U.S. hospitals by AspenBio.

[1] Larson et al. Radiology. 2011; 259(3): 793-801

Increased Lifetime Cancer Risk with CT Use in Children

- Children are highly vulnerable to the oncogenic, long term effects of exposure to high doses of ionizing radiation (i.e., from CT)
- Up to 2% of all U.S. cancers will be caused by CT[1]
- The earlier the exposure, the more likely to die from cancer later in life (see chart below)
- CT over-utilized due to a lack of diagnostic alternative


Lifetime Attributable Risk of Death from Cancer per Million Patients Exposed to 10mGy[1]
Risk of Death from Cancer
500
400
300
200
100
0
Lung cancer
Colon cancer
0
20
40
60
80
Age at Exposure (yr)






Initiative to Reduce Unnecessary Radiation Exposure from Medical Imaging
February 2010
Center for Devices and Radiological Health
U.S. Food and Drug Administration
FDA
CDRH

"… a substantial increase in the use of CT in children who visit EDs in the United States underscores the need for special attention to this vulnerable population…"[2]

[1] Brenner et al. New England Journal of Medicine. 2007; 357:2277-84
[2] Larson et al. Radiology. 2011; 259(3): 793-801

AppyScore – Fulfilling the Need for a Simple Blood Test

Multi-marker blood test*: MRP, CRP, WBC

AppyScore result calculated by internal proprietary algorithm

Hospital lab WBC value entered into instrument



Immunoassay quantitatively measures CRP and MRP

**AppyScore Test is in clinical development pending initiation of pivotal clinical trial for FDA marketing application*

An Objective, Actionable Blood Test is Highly Valued

Experts agree, accurate diagnosis of acute appendicitis is notoriously difficult:

"The diagnostic approach to children with possible appendicitis remains challenging" [1]

"Diagnosis of appendicitis can be challenging even in the most experienced of clinical hands" [2]

…and physicians surveyed ***"believe CT scans are ordered at high frequency due to medical-legal concerns".*** [2]





Physician feedback[3] indicates they want an acute appendicitis diagnostic designed to be used to aid in the identification of low risk patients with:

- ***Objective Data***
- ***Negative Predictive Value > 90%***
- ***Rapid Results Turnaround***





[1] Hennelly et al. Curr Opin Pediatr. 2011 23 :1-5
[2] Howell et al. Ann Emerg Med. 2010;55:71-116
[3] Results from AspenBio clinicians survey of 22 ED physicians. Conducted spring 2012

2011 Clinical Study - Encouraging Results

Study Metrics	
Hospital Sites	11
Subjects Analyzed	503
Prevalence of Appendicitis	29%
CT Imaging Rate	37%

Results achieved using a Multi-Marker Panel:

- *MRP 8/14 (MRP)*
- *C-Reactive Protein (CRP)*
- *White Blood Cell Count (WBC)*

AppyScore Multi-Marker Data*

AA+ = 144, AA- = 359

AA+ = Acute Appendicitis AA- = No Acute Appendicitis

Metric	Results (95% CI)
NPV Probability that a patient with a negative test result will not have the disease	**97%** (93-99)
Sensitivity Probability that a patient with the disease will have a positive test result	**97%** (92-99)
Specificity Probability that a patient without the disease will have a negative test result	**43%** (38-48)

*These study results were the subject of six presentations at **2012 Society for Academic Emergency Medicine** meetings*

*These data are from a marker evaluation pilot study and must be validated in a blinded, prospective clinical study using the final system.

The Power of a "True Negative" Test



Subjects Enrolled
N = 503
Home
n = 63
Imaging
n = 397
Surgery
n = 43
Appendicitis
n = 0
No Appendicitis
n= 63
Appendicitis
n = 41
No Appendicitis
n = 2
n = 88
Other Imaging n = 10
Ultrasound n = 299
n = 97
CT Scan n = 185
Home
AA+ n= 0
AA– n=7
Surgery
AA+ n= 3
AA– n= 0
Home
AA+ n= 0
AA– n= 150
Surgery
AA+ n= 47
AA– n= 5
Home
AA+ n= 5
AA– n= 128
Surgery
AA+ n= 48
AA– n= 4

Patients underwent CT but did not have appendicitis

<u>43% were negative by AppyScore</u>

Aspen Bio Pharma

AA+ = Acute Appendicitis AA- = No Acute Appendicitis

Scientific Basis For AppyScore Performance

Test Designed to Perform Regardless of When Patient Presents with Symptoms


Neutrophil Activation
LUMEN
BACTERIA
RBC
BLOODSTREAM
NEUTROPHIL
Appendix
Leukocytosis
Cytokine
Signaling
Bone Marrow
White Blood Cells
Appendix
Acute Phase Response
Cytokine
Signaling
Liver
Acute Phase Proteins
Appendix
MRP 8/14
WBC
C-Reactive Protein
Proprietary Algorithm
Combines Biomarker Values
AppyScore

Expanding AppyScore's Patent Coverage

- **Multi-marker Coverage**
  - Provisional patent application filed Nov. 16, 2011
    - Novel combinations of variables
    - Algorithms for AppyScore calculations
- **Patents Secured for MRP 8/14 in Appendicitis**
  - Patents issued in the U.S., Europe and other major markets
  - Pending: Canada, China, India, and others


The United States of America

AppyScore Fits Well Into Existing Clinical Workflow

Signs & Symptoms of Pediatric/ Adolescent Acute Appendicitis



Emergency Room History , Physical Exam & Risk Assessment Triage

CBC Lab Test Standard of Practice



Physician Decision



Imaging



?

Appendectomy





Conservative Management

AppyScore Potential Value - Fewer Imaging Procedures

AppyScore Test is in clinical development pending initiation of pivotal clinical trial for FDA marketing application

Signs & Symptoms of Pediatric/ Adolescent Acute Appendicitis



Emergency Room History , Physical Exam & Risk Assessment Triage

CBC Lab Test Standard of Practice



\+



AppyScore

Physician Decision



Imaging



Appendectomy



If AppyScore Test is Negative

CT or Ultrasonic imaging anticipated to be used less with negative AppyScore patients



Conservative Management

Advancing AppyScore Toward Commercialization

Product Development

- Design freeze
- Manufacturing process
- Design validation

Regulatory Development

- Pre-IDE submission
- Pivotal Clinical trial
- CE mark
- FDA submission review
- FDA clearance or approval

Market Development

- Early adopter accounts
- Key opinion leaders (KOLs)
- Sales force development/expansion
- Further studies/ publications
- Overseas expansion

U.S. Regulatory Milestones

- Pre-IDE Submission - Complete
- Meeting with FDA - Scheduled Q3 2012
- Conduct Pivotal Trial - Approx. 6-8 Months
- FDA Submission/Clearance

Large Market Potential For AppyScore (U.S.)


6.6 million blood tests for abdominal pain
3.1 million CT scans for abdominal pain
1 million blood tests age 2 – 20

AppyScore initial target market

Rest-of-World estimated at 2.5X U.S. market

Extracted From CDC data NHAMCS 2009 by AspenBio

Target Market Accessible with Focused Sales Team

U.S. Hospital Market

~4,900 Hospitals


51-100 Beds
n= 973
101-250 Beds
n= 1,528
< 50 Beds
n=1,310
251-400 Beds
n= 640
> 400 Beds
n= 452

>80% of all ED visits occur in top 2,600 hospitals*

Focused Market Development Plan

- **Target Pivotal Trial Sites** → Clinical trial experience leads to early adoption
- **Leverage Key Opinion Leaders** → AspenBio identified and engaged
- **Concentrate Initial Sales Effort** → Establish metropolitan cornerstone accounts

Significant Incremental Market Development Upside

- **Additional AppyScore Studies** → Publications likely to drive increased market interest
- **Anticipated CE Marking** → EU sales could commence in advance of U.S. launch
- **Expand U.S. Sales Force** → Increase market penetration

Anticipated Timeline of Significant Milestones*


2012
2013
Pre-IDE
FDA Meeting
CE
Marking
FDA
Clearance/Approval
Regulatory Milestones
Initiate U.S.
Pivotal Trial
FDA
Submission
EU
Launch
U.S.
Launch
Commercial Milestones
Ongoing Manufacturing Scale-Up

**Date estimates are based on current information and expectations; timeline may change due to regulatory input and other unforeseen factors*

Experienced Management Team

Steve Lundy President & CEO	25 years commercial leadership in several high growth diagnostic companies resulting in combined exit value of >$1 billion
Don Hurd Senior Vice President & Chief Commercial Officer	30 years commercial leadership in medical diagnostic & device companies from large international companies to small and startup companies
Jeff McGonegal, CPA Chief Financial Officer	Former audit partner with national CPA firm for 20+ years, expertise in public company SEC reporting, financings and M&A
Glen Paul Freiberg, RAC Regulatory Affairs	Regulatory, quality, and clinical expertise, numerous 510(k) & PMA clearances/approvals; world-wide regulatory experience
Lyndal Hesterberg, Ph.D. Product Development	30 years experience in medical diagnostics industry including research, product development, clinical operations, and development and launch of multi-marker diagnostic tests

Board Members with Diagnostic Experience

Daryl J. Faulkner - Prior CEO Digene, (Acquired by QIAGEN), Invitrogen (Merged w/ Life Technologies Corp.), Abbott Labs

John Landon - Prior Director of Digene, Chair of Cholestech, and VP & General Manager, DuPont Medical Products

Key Financial Stats: APPY (NASDAQ: CM)

Summary Capitalization	
Market Cap. (9-05-12)	$11.7M
Shares Outstanding	7.7M
Public Float, est.	7.6M

Balance Sheet Highlights	
Cash & Equiv. *(mrq)*	$11.2M
Total Assets *(mrq)*	$15.5M
Total Liabilities *(mrq)*	$4.6M

(mrq) - most recent quarter as of June 30, 2012

Investment Highlights

1st Blood Test

Designed for Managing Suspected Appendicitis

Proprietary platform technology

Strong Performance in 503 patient 2011 study

Support from KOLs

Addresses Significant Need

Barriers to competition

Scalable Sales Strategy and Business Model

Experienced leadership team in place

High Margin "razor-blade" Test Business

Attractive marketing model



